UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	May 30, 2018

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including zip code)

(402) 475-2525

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 30, 2018, National Research Corporation (the “Company”) held its 2018 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

●	The election of two directors, Michael D. Hays and John N. Nunnelly, to the Company’s Board of Directors for three-year terms to expire at the Company’s 2021 annual meeting of shareholders;

●	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018;

●	An advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement; and

●	The approval of amendments to the Company’s 2004 Non-Employee Director Stock Plan (the “Plan”).

As of the April 18, 2018 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 24,608,700 shares of the Company’s common stock were outstanding and eligible to vote. Approximately 97.03% of all shares (and votes) were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Michael D. Hays and John N. Nunnelly as directors for three-year terms to expire at the Company’s 2021 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage	Votes	Percentage(2)
Michael D. Hays	22,375,492	99.42%	130,841	0.58%	1,371,647	N/A

John N. Nunnelly	22,230,817	98.78%	275,516	1.22%	1,371,647	N/A

Ratify Appointment of KPMG LLP for 2018

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2018. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
23,425,805	99.65%	81,780	0.35%	370,395	N/A	0	N/A

Advisory Vote to Approve Executive Compensation

The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
22,315,785	99.41%	132,139	0.59%	58,409	N/A	1,371,647	N/A

Approve Amendments to the Plan

The shareholders approved the proposed amendments to the Plan. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
21,349,285	96.07%	847,184	3.93%	282,864	N/A	1,371,647	N/A

_______________

(1)     Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.

(2)     “N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2018

NATIONAL RESEARCH CORPORATION

By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial
Officer, Treasurer and Secretary